Exhibit 99.1

Biote Names Rich Barrera to Board of Directors

IRVING, TX – June 9, 2025 - biote Corp.(NASDAQ: BTMD), a leading solutions provider in preventive health care through the delivery of personalized hormone optimization and therapeutic wellness, today announced that its Board of Directors has elected Rich Barrera to the Board, effective immediately.

“We are pleased to welcome Rich Barrera to Biote’s Board of Directors,” said Marc Beer, Executive Chairman of Biote. “Rich has a distinguished background as an investment professional, founding Roystone Capital in 2012 and managing investment portfolios for more than 20 years. For the past few years, we’ve had the pleasure of working with Rich and his team at Roystone, which is one of Biote’s top institutional shareholders. Rich is fully aligned with our strategy to build long-term value for shareholders and his expertise and insights will be especially valuable as we continue to execute our growth plan.”

Mr. Barrera is currently Founder and CEO of Roystone Capital, a New York City-based investment manager. Prior to founding Roystone in 2012, Mr. Barrera co-managed investment portfolios at Redwood Capital Management, LLC from 2009 to 2012 and at Glenview Capital Management from 2002 to 2009. Mr. Barrera served as Chair of the Finance Committee and member of the Audit Committee of Pacific Gas & Electric from 2019 to 2020. Mr. Barrera earned his MBA from Harvard Business School in 1997 and graduated from the Wharton School with a BS in Accounting and Finance in 1993.

About Biote

Biote is transforming healthy aging through innovative, personalized hormone optimization and therapeutic wellness solutions delivered by Biote-certified medical providers. Biote trains practitioners to identify and treat early indicators of aging conditions, an underserved global market, providing affordable symptom relief for patients and driving clinic success for practitioners.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “hope,” “believe,” “seek,” “target,” “continue,” “could,” “might,” “ongoing,” “potential,” “predict,” “would” and other similar expressions, are intended to identify forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: anticipated benefits and successful execution of our organizational restructuring; the success of our dietary supplements to attain significant market acceptance among clinics, practitioners and their patients; our customers’ reliance on certain third parties to support the manufacturing of bio-identical hormones for prescribers; our and our customers’ sensitivity to regulatory, economic, environmental and competitive conditions in certain geographic regions; our ability to increase the use by practitioners and clinics of the Biote Method at the rate that we anticipate or at all; our ability to grow our business; the significant competition we face in our industry; the impact of strategic acquisitions and the implementation of our growth strategies; our limited operating history; our ability to protect our intellectual property; the heavy regulatory oversight in our industry; changes in applicable laws or regulations; changes to international tariffs, U.S. trade policy or similar government actions; geopolitical tensions; the inability to profitably expand in existing markets and into new markets; the possibility that we may be adversely impacted by other economic, business and/or competitive factors, including the impact of hurricane and other natural disasters; and future exchange and interest rates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and other risks and uncertainties described in the “Risk Factors” section of the Biote’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2025, and Quarterly Report on Form 10-Q for the three months ended March 31, 2025, filed with the SEC on May 9, 2025, and other documents filed by Biote from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Biote assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Biote does not give any assurance that it will achieve its expectations.

Investor Relations:

Eric Prouty

AdvisIRy Partners

eric.prouty@advisiry.com

Media:

Press@biote.com